UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/31/2011 tw telecom inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-30218

DE	841500624
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

10475 Park Meadows Drive, Littleton, CO 80124
(Address of principal executive offices, including zip code)

303-566-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

The results of the nonbinding vote of stockholders at the Company's Annual Meeting of Stockholders with respect to the frequency of advisory votes on executive compensation were as follows:

1 year                  69,165,234

2 years                   2,842,598
3 years                68,277,252
Multi-year          71,119,850

The Board has considered the appropriate frequency of future non-binding advisory votes regarding executive compensation. Among other things, the Board considered the voting results at the 2011 Annual Meeting with respect to this issue. The votes did not indicate an overwhelming preference for either of the alternatives and a majority of the stockholders indicated a preference for a multi-year frequency. Further, the board considered:

    - Our management team's active engagement with investors and our other Board communication mechanisms offer the opportunity for our investors to provide more meaningful input. These mechanisms are available at all times, not just at the Company's annual shareholder meeting, and are in our view better channels to provide clearer input on performance and compensation than the advisory say-on-pay vote which does not distinguish between compensation elements, individuals or other factors that would not be apparent from a for/against vote on pay.
    - The advantage of a longer term perspective that a triennial vote would bring, in light of the strong equity component of our compensation program with four year vesting, the value of which is directly linked to share performance. Further, a vote every three years provides a longer term compensation history and business performance track record to measure our management's strategic long term business decisions.
    - The strong support for the Company's compensation program evidenced by the most recent advisory vote on compensation, the extremely high votes in favor of our board members and the defeat of two earlier stockholder resolutions on say-on-pay pre-dating the Dodd-Frank requirements.
    - The management resource consumption attendant upon more frequent say-on-pay votes that could more productively be focused on the Company's business given the strong support by investors of executive compensation.

In light of all of these factors, the Board has decided to conduct future stockholder advisory votes on executive compensation every three years until the next required vote on the frequency of advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

tw telecom inc.

Date: October 31, 2011	By:	/s/ Tina Davis
Tina Davis
Senior Vice President and Deputy General Counsel